UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016 (December 6, 2016)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-37419 (Commission File Number)	95-2636730 (I.R.S. Employer Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

Registrant’s telephone number, including area code: 303-860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously disclosed in its Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission on August 24, 2016 and December 7, 2016, PDC Energy, Inc. (the “Company”) entered into two acquisition agreements (the “Acquisition Agreements”) to purchase Arris Petroleum Corporation (“Arris”) and the assets of 299 Resources, LLC, 299 Production, LLC and 299 Pipeline, LLC (collectively, “299 Sellers”) pursuant to which, and subject to the terms and conditions of those agreements, the Company agreed to acquire an aggregate of approximately 57,000 net acres in Reeves and Culberson Counties, Texas, for an aggregate consideration to Arris and 299 Sellers, in the form of cash and stock of the Company, of approximately $1.5 billion, subject to certain adjustments. On December 6, 2016, the transactions contemplated by the Acquisition Agreements were completed and the name of Arris was changed to PDC Permian, Inc.

This Current Report on Form 8-K/A provides the financial statements of the business acquired in the Acquisition Agreements and the pro forma financial statements required by Item 9.01 of Form 8-K. This Current Report on Form 8-K/A should be read in connection with the Current Reports on Form 8-K filed on August 24, 2016 and December 7, 2016, which provide a more complete description of the transactions contemplated by the Acquisition Agreements.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

The audited consolidated financial statements of Arris as of and for the years ended December 31, 2015 and 2014, including the notes and independent auditor’s report related thereto, the unaudited consolidated balance sheet of Arris as of June 30, 2016 and the audited consolidated balance sheet as of December 31, 2015, the unaudited condensed consolidated statements of operations and changes in cash flows of Arris for the six month periods ended June 30, 2016 and 2015 and the unaudited condensed changes in stockholders’ deficit for the six month period ended June 30, 2016, including the notes thereto, are attached as Exhibit 99.1 and incorporated herein by reference. The unaudited condensed consolidated financial statements of Arris as of September 30, 2016, including the unaudited condensed consolidated balance sheet of Arris as of September 30, 2016 and the audited consolidated balance sheet as of December 31, 2015, the unaudited condensed consolidated income statements of Arris for the three and nine month periods ended September 30, 2016 and 2015,  the unaudited condensed consolidated statement of changes in stockholders’ deficit of Arris for the nine month period ended September 30, 2016, and the unaudited condensed consolidated statement of changes in cash flows of Arris for nine month periods ended September 30, 2016 and 2015, including the notes thereto, are attached as Exhibit 99.2 and incorporated herein by reference. The Company requested and was granted a waiver from the U.S. Securities and Exchange Commission to exclude comparable information for 299 Sellers as the impact of 299 Sellers’ results of operations were insignificant.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of the Company as at September 30, 2016, and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2016 and the year ended December 31, 2015, which give effect to the transactions contemplated by the Acquisition Agreements, are attached as Exhibit 99.3 and incorporated herein by reference.

(d)           Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2016

PDC Energy, Inc.

By:	/s/ Daniel W. Amidon
Daniel W. Amidon
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

The audited consolidated financial statements of Arris as of and for the years ended December 31, 2015 and 2014, including the notes and independent auditor’s report related thereto, the unaudited consolidated balance sheet of Arris as of June 30, 2016 and the audited consolidated balance sheet as of December 31, 2015, the unaudited condensed consolidated statements of operations and changes in cash flows of Arris for the six month periods ended June 30, 2016 and 2015 and the unaudited condensed changes in stockholders’ deficit for the six month period ended June 30, 2016, including the notes thereto (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on September 8, 2016).

99.2

The unaudited condensed consolidated financial statements of Arris Petroleum Corporation as of September 30, 2016, including the unaudited condensed consolidated balance sheet of Arris Petroleum Corporation as of September 30, 2016 and the audited consolidated balance sheet as of December 31, 2015, the unaudited condensed consolidated income statements of Arris Petroleum Corporation for the three and nine month periods ended September 30, 2016 and 2015, the unaudited condensed consolidated statement of changes in stockholders’ deficit of Arris Petroleum Corporation for the nine month period ended September 30, 2016 and 2015, and the unaudited condensed consolidated statement of changes in cash flows of Arris Petroleum Corporation for nine month periods ended September 30, 2016 and 2015, including the notes thereto.

99.3

The unaudited pro forma condensed consolidated balance sheet of the Company as at September 30, 2016, and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2016 and the year ended December 31, 2015, which give effect to the transactions contemplated by the Acquisition Agreements.